EXHIBIT 10.1

                                            EMPLOYEE STOCK OPTION PLAN
                                         GREENWOOD NATIONAL BANCORPORATION

1.       PURPOSE

         This Employee Stock Option Plan (hereinafter, the "Plan") is intended as an incentive and to encourage stock ownership by employees of GREENWOOD NATIONAL BANCORPORATION (hereinafter, the "Company") and its subsidiary,
GREENWOOD NATIONAL BANK thereinafter, the "Bank"), as such employees are selected as described herein, 50 that they may acquire or increase their proprietary interest in the success of the Company, and to encourage them to remain in the employ of the Company and/or the Bank. It is further intended that, unless specifically designated as otherwise, options issued pursuant to this Plan shall constitute incentive stock options thereinafter, "Incentive Stock Options") within the meaning of Section 422A of the Internal Revenue Code of 1986, as such may be amended from time to time (hereinafter, "Code"). Unless otherwise specifically noted herein, the term "option" or "options" shall refer to Incentive Stock Options; however, the Board may specifically designate non-incentive stock options as long as the grant of such complies with all applicable laws. This Plan does not include certain options granted to the Chief Executive Officer under an employment agreement dated November 19, 1981.

2.       ADMINISTRATION

         Except for matters specifically reserved herein for the Board of Directors, the Plan shall be administered by a Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. No director while a member of the Committee shall be eligible to receive an option under the Plan The Committee shall from time to time at its discretion make recommendations to the Board of Directors of the Company with respect to the employees who shall be granted options and the amount of stock to be optioned to each. Hereinafter, reference to Board, Director(s) or Board of Directors shall refer to the Board, Director's) or Board of Directors of the Company.

         The interpretation, construction and acts by the Committee of any provisions of the Plan or of any option granted under it shall be final unless otherwise determined by the Board of Directors at its next regularly scheduled meeting or any subsequent meeting(s) that, in the discretion of the Board of Directors, is necessary to further consider such interpretation, construction or acts of the Committee. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

3.       ELIGIBILITY

         Except as may be specifically restricted in the Plan, the persons who shall be eligible to receive options shall be employees (including officers, whether or not they are directors) of the Company and/or the Bank existing from time to time as the Board of Directors shall select from time to time from among those nominated by the Committee. An optionee may hold more than one option, but only on the terms and subject to the restrictions hereafter set forth. No person shall be eligible to receive an option for a larger number of shares than is recommended for him by the Committee. Notwithstanding anything contained herein, no otherwise eligible employee may be issued an Incentive Stock Option if such employee owns (as defined in any applicable portions of Sections 422, 422A and 425 of the Code) more than ten (10%) percent of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary unless the option exercise price is at least one hundred ten (110%) percent of the fair market value of the applicable stock of the Company at the time the option is granted, and such option must be exercised within five (5) years from the date of the grant of such option.



4.       STOCK

         The stock subject to the options shall be shares of the Company (and all successor corporations) authorized but unissued or reacquired, $1.00 par value common stock, hereafter sometimes called "Capital Stock." The aggregate number of shares which may be issued under Incentive Stock options shall not exceed 41,000 shares of Capital Stock. The number of shares with respect to which Incentive Stock Option rights may be granted to any individual under any and all options which are issued to him by the Company shall not exceed applicable restrictions

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under the Internal  Revenue Code and any other  applicable  law. The limitations established by each of the preceding sentences shall be subject to adjustment as provided in Article 5(h) of the Plan.

         In the event that any outstanding option under the Plan for any reason expires or is terminated, the shares of Capital Stock allocable to the unexercised portion of such option may again be subjected to an option under the Plan.

5.       TERMS AND CONDITIONS OF OPTIONS

         Stock options granted pursuant to the Plan shall be authorized by the Board of Directors and shall be evidenced by certificates in such form as the Committee shall from time to time recommend and the Board of Directors shall from time to time approve, which certificates shall comply with and be subject to the following terms and conditions which may be incorporated by reference to this Plan in such certificate:

         (a)           Optionee's Agreement

         Each optionee shall agree to remain in the employ of and to render to the Bank and/or the Company (as applicable) his/her services for a period of one
(1) year from the date of the option, but such agreement shall not impose upon the Company and/or the Bank any obligation to retain the optionee in the employ of either or both for any period.

         (b)           Number of Shares

         Each option shall state the number of shares to which it pertains.

         (c)           Option Price

         Except in the case of an Incentive Stock Option issued to a ten (10%) percent or greater shareholder as described in Paragraph 3 herein, the option price shall be not less than one hundred (100%) percent of the fair market value of the underlying shares of the Capital Stock of the Company at the time the option is granted. The Committee shall recommend, and the Board of Directors shall fix, the option price and shall make such a determination by a method consistent with the applicable provisions of the Code and any Treasury Regulations promulgated thereunder and, in doing such, shall have full authority and discretion and be fully protected in doing so.

         (d)           Medium and Time of Payment

         The option price shall be payable in United States dollars upon the exercise of the option and may be paid in cash or by check.

         (e)           Term and Exercise of Options

         No option shall be exercisable  either in whole or in part prior to one
(1) year from the date it is granted. The Committee may provide, however, for the exercise of options before the initial one (1) year period, but not after the expiration of three (3) months from the date such employee ceases to be employed with the Company and/or the Bank, if the employee shall, with the approval of the Company and/or the Bank (as applicable), retire. No option shall be exercisable after the expiration of five (5) years from the date it is granted. No less than one hundred [100) shares may be purchased at any one time unless the number purchased is the total number at the time purchasable under the option. During the lifetime of the optionee, the option shall be exercisable only by him/her. The Incentive Stock Option shall not be assignable or transferable by the optionee and no other person shall acquire any rights therein except by will or the laws of descent and distribution.

         (f)           Termination of Employment
                       Except Death/Retirement

         In the event that an optionee shall cease to be employed by the Bank for any reason other than his/her death or retirement and shall be no longer in the employ of any of them, subject to the condition that no option shall be exercisable after the expiration of five (5) years from the date it is granted, such optionee shall have the right to exercise the option at any time within three (3) months after such termination of employment to the extent his/her right to exercise such option had accrued pursuant to Article 5(e) of the Plan and had not previously been exercised at the date of such termination. Whether authorized leave of absence or absence for military or governmental service shall constitute termination of employment, for the purposes of the Plan, shall be determined by the Committee, which

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determination,  unless  overruled by the Board of Directors under the procedures described in Paragraph 2 herein, shall be final and conclusive.

         (g)           Death of Optionee and Transfer of Option

         If the optionee shall die while in the employ of the Bank or within a period of three (3) months after the termination of his employment with the Bank and shall not have fully exercised the option, an option may be exercised, subject to the condition that no option shall be exercisable after the expiration of five (5) years from the date it is granted, to the extent that the optionee's right to exercise such option had accrued pursuant to Article 5(e) of the Plan at the time of his death and had not previously been exercised, at any time within one (1) year after the optionee's death, by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance.

         No option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution.

         (h)           Recapitalization

         Subject to any required action by the stockholders, the number of share" of Capital Stock covered by each outstanding option, and the price per share thereof in each such option, and the number of shares reserved for purposes of this option plan, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Capital Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Capital Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

         Subject to any required action by the stockholders, if the Company shall be the surviving corporation or entity in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of Capital Stock subject to the option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation or entity shall cause each outstanding option to terminate, provided that each optionee shall, in such event, if employed with the Company or the Bank for a period of six (6) months from the date the option shall have expired, have the right, immediately prior to such dissolution or liquidation or merger or consolidation in which the Company is not the surviving corporation or entity, to exercise his/her option in whole or in part without regard to the provisions of Article 5(a) and (e) of the Plan.

         In the event of a change in the Capital Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value, into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Capital Stock within the meaning of the Plan.

         To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each option granted pursuant to the Plan shall not be adjusted in a manner that causes the option to fail to continue to qualify as an incentive stock option within the meaning of Section 422A of the Code.

         Except as hereinbefore expressly provided in this Article 5(h), the optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of and class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Capital Stock subject to the option.

         The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         (i)           Rights as a Stockholder

         An optionee or a transferee of an option shall have no rights as a stockholder with respect to any shares covered by his/her option until the date of the issuance of a stock certificate to him/her for such shares. No adjustment shall be made for dividends "ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article 5(h) hereof.

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         (j)           Amendment

         The Plan may from time to time be terminated, modified or amended by the Board of Directors of the Company in such respects as it shall deem advisable in order that the options granted hereunder shall be "Incentive Stock Options" as such term is defined in Section 422A of the Code, or to conform to any change in any law or regulation governing the same or in any other respect; provided, however, that no such modification or amendment shall change: (i) the maximum number of shares for which options may be granted under the Plan, either in the aggregate or to any individual employee, with the exception of changes in such maximum by reason of the operation of the provisions of Section 5(h) hereof; (ii) the option price, with the exception of changes in such price by reason of the operation of the provisions of Section 5(h) hereof and with the exception of changes in determining the fair market value of common shares for the purposes of Section 5(c) hereof to conform with any then applicable provision of the Code or regulations promulgated thereunder; (iii) the maximum period during which the options granted under the Plan may be exercised (iv) the provisions relating to the determination of employees to whom options granted hereunder shall be granted and the number of shares covered thereunder or (v) the provisions relating to adjustments to be made upon those changes described in Section 5(h) hereof.

         (k)           Investment Purpose

         Each option under the Plan shall be granted on the condition that the purchases of stock thereunder shall be for investment purposes and not with a view to resale or distribution except that in the event the stock subject to such option is registered under the Securities Act of 1933, as amended, or in the event a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Company such condition is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

         (l)           Other Provisions

         The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option, as the Committee and the Board of Directors of the Company shall deem advisable. Any such option agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary in order that such option will be an "Incentive Stock Option" as defined in Section 422A of the Code or to conform to any change in the law.

         (m)           $100,000 Exercise Limitation

         The fair market value (determined at the time the Incentive Stock Option is granted) of the shares of Capital Stock covered by options exercisable for the first time by an employee during any calendar year after 1986 (i.e., incentive stock options under all plans of the Company, or of any parent or subsidiary of the Company) shall not exceed $100,000, but the foregoing shall be subject to the interpretation of the Internal Revenue Service and applicable law of the provisions of Code ss. 422A(b)(7) as such Code section may be amended from time to time.

         The foregoing matters shall be considered a part of the Plan herein.

6.       TERM OF PLAN

         Options may be granted pursuant to the plan from time to time within a period of five (5) years from the date the Plan is adopted, or the date the Plan is approved by the stockholders, whichever is earlier.

7.       INDEMNIFICATION OF COMMITTEE

         In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee and the Directors participating in decisions and other matters pursuant to the Plan shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or such Director(s) is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action,

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suit or  proceeding a Committee  member  shall in writing  offer the Company the opportunity, at its own expense, to handle and defend the same. Notwithstanding the foregoing, the provisions of this Paragraph 7 shall not be applicable to the extent such is violative to applicable law, and if only a portion, but not all, of Paragraph 7 shall so violate applicable law, then the balance of the Paragraph 7 and the Plan shall remain and be enforceable, and the portion or portions of Paragraph 7 which so violate applicable law shall be, if possible, interpreted so as to allow enforceability to the maximum extent allowable under law.

8.       APPLICATION OF FUNDS

         The proceeds received by the Company from the sale of Capital Stock pursuant to options will be used for general corporate purposes.

9.       NO OBLIGATION TO EXERCISE OPTION

         The granting of an option shall impose no obligation upon the optionee to exercise such option.

10.       RATIFICATION BY STOCKHOLDERS AND EFFECTIVE DATE

         As this Plan is adopted by the Board of Directors, this Plan must be approved by the holders of a majority of the outstanding shares of Capital Stock, and such approval must occur within the period beginning twelve (12) months after the date the Plan is adopted by the Board of Directors. If and when such approval is made by the shareholders, the date of such approval shall be the effective date of this Plan and such date shall be entered below.

                                       Effective Date of Plan October 10, 1988



         EXECUTED this 10th day of October, 1988.


     /s/ David P. Allred


     /s/ Robert C. Coleman


     /s/ John Drummond


     /s/ Patricia C. Edmond


     /s/ Wayne Q. Justesen, Jr.


    /s/ H. Edward Munnerlyn


    /s/ George B. Park




     /s/ Joe H. Patrick


     /s/ H. H. Robinson, III


     /s/ Charles J. Rogers


     /s/ W.G. Stevens


     /s/ Lex D. Walters


     /s/ Thomas D. Wingard


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